UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive	Herndon	VA	20171
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MANT	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On February 22, 2022, the Compensation Committee of the Board of Directors (Compensation Committee) of the Company approved the 2022 Executive Incentive Compensation Plan (2022 Plan), in which the Company’s named executive officers (NEOs) participate. The 2022 Plan includes performance goals for participants based on the following criteria: revenue; earnings before interest and taxes; and contract bookings. The 2022 Plan provides for target incentive payment amounts for the NEOs, which range from 85% to 100% of such executive officer’s 2022 annual base salary. Based on actual results for fiscal 2022, the potential payout due under the 2022 Plan to any participant may range from 0% to 175% of his or her respective target incentive payment amount. The description of the 2022 Plan set forth herein is qualified in its entirety by reference to the full text of the 2022 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 22, 2022, the Compensation Committee approved grants of equity awards to our NEOs, with such awards to be made effective and granted on March 1, 2022. The equity awards granted were in the form of time-base restricted stock units (RSUs). The RSUs vest in ratable one-third increments on each of the first, second, and third anniversary of the grant date of the RSU (subject in each case to the continued employment of the award recipient through the applicable vesting date).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	ManTech International Corporation 2022 Executive Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: February 24, 2022	By:	/s/ Michael R. Putnam
Michael R. Putnam
SVP – Corporate & Regulatory Affairs